EXHIBIT 10.19

                               AMENDMENT NUMBER 1
                                     TO THE
                        OCCIDENTAL PETROLEUM CORPORATION
                         2005 DEFERRED COMPENSATION PLAN

          WHEREAS, Occidental Petroleum Corporation (the "Company") maintains the Occidental Petroleum Corporation Deferred Compensation Plan (the "DCP"), the purpose of which is to provide a tax-deferred opportunity for key management and highly compensated employees of the Company and its affiliates to accumulate additional retirement income through deferrals of compensation;

          WHEREAS, the American Jobs Creation Act of 2004 added a new Section 409A to the Internal Revenue Code establishing new rules regarding the taxation of nonqualified deferred compensation plans, effective for amounts deferred after December 31, 2004 (the "New Law");

          WHEREAS, under the New Law, amounts deferred on and after January 1, 2005 under the DCP would be immediately taxable to participants;

          WHEREAS, the Board of Directors of the Company (the "Board") adopted, effective January 1, 2005, the Occidental Petroleum Corporation 2005 Deferred Compensation Plan (the "2005 DCP") to enable the Company to continue to provide a tax deferred opportunity for key management and highly compensated employees of the Company and its affiliates to accumulate additional retirement income;

          WHEREAS, recent guidance issued by the Internal Revenue Service specifies that bonuses earned by DCP participants in 2004 that become payable in 2005 will, if subject to a deferral election, be treated as amounts deferred after December 31, 2004 for purposes of the New Law;

          WHEREAS, such recent guidance also allows deferred compensation plans to be amended to give participants the opportunity to revoke outstanding elections to defer compensation;

          WHEREAS, it is desirable to preserve the deferral of taxes on 2004 bonuses subject to deferral elections for DCP participants who do not revoke their elections to defer their 2004 bonuses; and

          WHEREAS, it is therefore desirable to amend the 2005 DCP to allow the redirection of 2004 deferred bonuses to the 2005 DCP.

          NOW, THEREFORE, effective as of January 1, 2005, except as otherwise provided, the 2005 DCP is hereby amended as follows:
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                                   ARTICLE II

                                   DEFINITIONS

     1. Article II is amended by changing the definition of Participant to read as follows:

          "Participant. `Participant' means (i) an Eligible Employee who has filed a completed and fully executed Deferral Election Form with the Committee and is participating in the Plan in accordance with the provisions of Article IV, (ii) any person who has a Deferral Account by reason of his prior status as an Eligible Employee, or (iii) any person who has a 2004 Bonus deferred under this Plan as provided in Section 4.7. Under no circumstances shall `Participant' mean any Alternate Payee."

                                   ARTICLE IV

                                  PARTICIPATION

     2.   Article IV is amended by adding a new Section 4.7 to read as follows:

          "4.7 2004 Bonuses

               (a) Deferral under this Plan. Any Bonus that is payable in 2005 to an employee of the Company for services performed during 2004 (a `2004 Bonus') and that such individual elected to defer in accordance with the terms of the Occidental Petroleum Corporation Deferred Compensation Plan (the `Prior Plan') shall be deferred under this Plan instead of the Prior Plan. Any such 2004 Bonus shall be credited to the individual's DCP Deferral Account as set forth in Section 4.2 and shall be subject to the terms and conditions of this Plan, including, without limitation, any distribution election made under Article V; provided, however, that if such individual has not filed a Distribution Election Form under this Plan as provided in Section 5.1(b) at the time such 2004 Bonus is credited to his DCP Deferral Account, he may file a Distribution Election Form at any time prior to [December 31, 2005,] which shall then apply with respect to his 2004 Bonus and any other Compensation deferred and credited to the Participant's DCP Deferral Account.

               (b) Opportunity to Revoke Deferral Election. Notwithstanding anything contained herein to the contrary, any participant in the Prior Plan who elected to defer his 2004 Bonus may revoke his deferral election as provided in this Section 4.7(b). Such election must be in writing on a form provided by the Committee and must be filed with the Committee on or before January 21, 2005. Any participant in the Prior Plan who revokes his 2004 Bonus deferral election as provided herein shall receive his 2004 Bonus in cash at or about the same time that 2004 Bonuses are paid to other employees of the Company."


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          IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment this 7th day of January, 2005.

                                  OCCIDENTAL PETROLEUM CORPORATION

                                  By:   /s/ RICHARD W. HALLOCK
                                       -----------------------------------------
                                       Richard W. Hallock
                                       Executive Vice-President, Human Resources


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